EMPLOYMENT AGREEMENT
                              --------------------


         This Agreement effective this 11th of August, 1999, by and between Michael Aronowitz, hereinafter called the "Employee", and Saleoutlet.Com, Inc., a Nevada corporation, hereinafter called the "Employer";

                                   WITNESSETH:

         WHEREAS, the Employer is a Nevada corporation engaged in the sale of consumer goods over the Internet; and

         WHEREAS, the Employee has substantial business experience and contacts, and related business skills which can be utilized in Employer's business; and

         WHEREAS, Employer desires to employ Employee and Employee desires to be employed by the Employer, upon such terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties covenant and agree as follows:

         1.       TERM OF EMPLOYMENT

         The term of this Agreement shall be for five (5) years from the date hereof (the "Term") and shall be automatically renewable for additional terms of two (2) years without any action on the part of the Employer or Employee, except, however, that Employer may terminate this Agreement (i) upon not less than sixty (60) days written notice to Employee and/or (ii) as provided in Paragraph 5 herein. The Term and any renewals or extensions thereof will hereafter be collectively referred to as the "Term".

         2.       COMPENSATION.

         During the Term, the Employer agrees to pay the Employee, as compensation for the services of the Employee, as set forth herein, as follows:

         (a) Annual Salary. For all services rendered by the Employee during the term of this Agreement, Employer shall pay Employee as salary or compensation, the sum of $75,000 per annum payable bi-weekly or on such basis as Employer shall pay other executives of the Employer, and continuing until termination of Employer's employment as set forth herein. Said annual salary shall be increased by 10% on each one year anniversary of the date of this Agreement. Additional salary increases, if any, shall be in the discretion of the Employer's Board of Directors.

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         (b) Employee will be reimbursed for all business expenses he reasonably incurs on behalf and in furtherance of the Employer's business in accordance with such rules, regulations and procedures as Employer may establish from time to time.

         (c) The Employer may make appropriate deductions from the payments described in "(a)", "(e)" and "(f)" in this Section 2 to Employee to comply with all governmental withholding requirements.

         (d) Upon execution of this Agreement, Employee shall be granted an option to purchase 200,000 shares of the Employer's common stock at an exercise price equal to the fair market value per share of the common stock on the date of this Agreement. Said option shall be exercisable in whole or in part at any time by Employee during the Term and any extensions or renewals thereof but only as long as Employee is employed by Employer. Notwithstanding the foregoing, the exercise period shall expire ten years from the date of this Agreement.

         (e) Bonus. Employee may receive such incentive or performance based bonus compensation, if any, as the Employer shall deem appropriate.

         (f) Fringe Benefits. Employee shall provide Employer with normal fringe benefits provided to its management personnel including health insurance, automobile expenses and such other fringe benefits as Employer may determine from time to time.

         (g) Vacation. During the Term, Employee shall be entitled to four (4) weeks of annual vacation.

         3.       DUTIES

         (a) The Employee accepts employment with the Employer on the terms and conditions herein set forth and agrees that during the Term, he will devote his full business time and attention to the rendition of services on behalf of the Employer and to the furtherance of the Employer's best interests. During said Term, Employee shall use his best efforts, skills and abilities in the performance of his services hereunder and to promote the interests of the Employer. Employee shall not, during the Term hereof, be engaged in any other business activity, whether such business activity is pursued for gain, profit or other pecuniary advantage, but this shall not be construed as preventing Employee from investing his assets in such form or manner as will not require any services on the part of the Employee in the operation of the affairs of the companies in which such investments are made, except as may be provided for herein. Employer acknowledges, however, that Employee is winding down his former company, Z Michaels, Inc. and agrees that Employee will be permitted to continue his duties with Z Michaels, Inc. until such time Z Michaels ceases its business.


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         (b) The Employee agrees that in the rendition of his such services under this Agreement, and in all aspects of his employment, he will comply with such reasonable policies, standards and regulations of the Employer as are from time to time established.

         4.       FEES AND INVENTIONS

         All fees, compensation, monies and other things of value received or realized as a result of the rendition of services by the Employee shall belong to or be paid and delivered to the Employer. Employee agrees that any inventions, patents, or copyrights related to the Employer's business which are conceptualized, realized, or otherwise developed by Employee during the Term shall be deemed to be the property of the Employer and the Employee shall deliver and otherwise turn over such property to the Employer.

         5.       TERMINATION OF EMPLOYMENT

         (a) This Agreement may be terminated by the Employer at any time without prior notice for cause upon the occurrence of one or more of the following events:

                  (i) In the event the Employee shall be adjudicated guilty of fraud, dishonesty or other acts of misconduct in the rendering of services on behalf of the Employer by a court of competent jurisdiction;

                  (ii) In the event the Employee shall fail or refuse to faithfully or diligently perform the provisions of this Agreement or the usual and customary duties of his employment;

                  (iii) In the event the Employer determines to sell or reduce to cash substantially all of the assets of Employer, or to distribute the Employer's assets to its stockholders in liquidation, or to discontinue the business of the Employer;

                  (iv) In the event the Employee accepts (without having obtained the prior written consent of Employer) employment with any other company;

                  (v) In the event the Employee shall become (without having obtained the prior written consent of the Employer) a holder of five (5%) of the issued and outstanding voting securities of a competitor of the Employer, a director of a competitor of Employer, or an officer, agent or employee of another company;

                  (vi) In the event the Employee fails to render the services and perform his duties as provided hereunder;

                  (vii) In the event of any wilful or repeated failure to comply with any of the rules and policies established by Employer;


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         (b) In the event of illness or other incapacity which such illness or other incapacity shall continue for a period of more than one hundred eighty
(180) days, the Employer shall have the right, on forty five (45) days notice to Employee, to terminate this Agreement. In such event, the Employer shall be obligated to pay to Employee his compensation up to the date of termination. However, if prior to the date specified in such notice, Employee's illness or incapacity shall have terminated, and he shall have taken up and performed his duties as required hereunder, Employee shall be entitled to resume his employment hereunder as though such notice had not been given.

         (c) In the event Employer does exercise its right of termination, other than for cause, all obligations of the parties to this Agreement shall cease, except for Employer's obligation to pay to Employee the lesser of (i) his current base salary for one year from the date of termination plus the cash value of any accrued benefits or (ii) the aggregate amount of his current base salary plus the cash value if any benefits during the remaining Term, exclusive of any renewal or extension. In the event of termination for cause, Employer shall pay Employee any unpaid portion of his annual salary for the period up to the date of termination and any accrued benefits up to the date of termination. In the event of any termination of this Agreement for any reason, Employee's obligations set forth in Sections 7, 8 and 9 herein shall survive such termination.

         6.       COVENANT NOT TO COMPETE DURING EMPLOYMENT

                   During the Term thereafter, while acting as an officer, director, employee or consultant of the Employer, the Employee shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership management, operation or control of, or be connected as an officer, employee, partner, licensor, shareholder or in any capacity whatsoever, with any business under any name similar to the Employer's name or the name of any other operation which is a parent or subsidiary of or is affiliated with the Employer.

         7.       COVENANT NOT TO SOLICIT

         (a) During the Term and for one (1) year thereafter, the Employer shall not, directly or indirectly, induce, influence, combine or conspire with, or attempt to induce, influence, combine or conspire with any of the officers, directors or employees of the Employer to terminate their employment with or compete against (i) the Employer, or (ii) any of its present or future subsidiaries or affiliates, (iii) or any of the customers of the Employer to terminate their relationship with Employer, or (iv) any of its present or future subsidiaries or affiliates. During the Term and at all times thereafter, the Employee shall not, directly or indirectly, divert or attempt to divert any or all of such customers' business with the Employer or with any of its present or future subsidiaries or affiliates from the Employer or from any of its present or future subsidiaries or affiliates.


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         (b) The term "employees" of the Employer as used in this Agreement shall include any full time or part time employee of the Employer, its subsidiaries or affiliates.

         (c) The term "customers" of the Employer as used in this Agreement shall be defined and construed to mean any and all persons, firms, corporations, partnerships, associations or other entities with which the Employer has dealt in the usual course of its business, notwithstanding that such persons, firms, corporations, partnerships, associations or other entities may have been induced to become customers and give their patronage to the Employer by the efforts and solicitations of Employee, or someone on his behalf, either during the usual hours of employment of Employee or otherwise.

         8.       COVENANT NOT TO COMPETE FOLLOWING EMPLOYMENT

                  The Employee acknowledges that the Employer is in a competitive business with a national and international market, and that the public perception of Employee's continued and exclusive association with the Employer under this Agreement is of a high degree of importance to the Employer. Therefore, during the Term and for a period of one (1) year immediately after the termination hereof for any reason whatsoever, the Employee shall not, directly or indirectly, either for himself or for any other person, firm, corporation, partnership, association or other entity or in any other capacity whatsoever, engage in or become interested in or become interested in or have any connection with any business which is competitive with any of the business activities of the Employer or any of its present or future subsidiaries or affiliates, and which is located or doing business anywhere within the United States of America.

         9.       CONFIDENTIALITY

         (a) In the course of his employment, the Employer may disclose or make known to Employee, and Employee may be given access to or become acquainted with, certain information, trade secrets or both, including but not limited to procedures, formulations, methods, systems, documentation, facilities, policies, marketing, pricing, customer lists and leads, and other information and know-how, all relating to, or useful in, the Employer's business and which Employer considers proprietary and maintains confidential (collectively "Confidential Information).

         (b) During the Term and at all times thereafter, Employee shall not in any manner, either directly or indirectly, divulge, disclose or use, except in the course of performing his obligations to Employer under this Agreement, any Confidential Information or proprietary data of the Employer which Employee becomes aware of in the course of performing his obligations under this Agreement without the prior written consent of Employer. Any breach of the terms of this Section 9 is a material breach of this Agreement.



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         (c) All equipment, documents, memoranda, reports, records, files, materials, samples, books, correspondence, hard drives, disks, lists, other written and graphic records, and the like (collectively, the "Materials", affecting or relating to the business of the Employer or its subsidiaries and/or affiliates, which Employee shall prepare, use, construct, observe, possess or control shall be and remain the Employer's sole property or in the Employer's exclusive custody and must not be removed from the premises of the Employer except as directed by the Employer's Board of Directors in writing. Promptly upon termination of employment for any reason whatsoever or otherwise upon request of any officer of Employer, the Materials and all copies thereof in the custody or control of Employee shall be immediately delivered to the Employer.


         10.      ENFORCEABILITY OF RESTRICTIVE COVENANTS

                  The parties intend that the covenants contained in Sections 7, 8, and 9 shall be construed as a series of identical (other than as to geography) separate covenants as to each state, possession and territory of the United States of America. If, in any judicial proceedings, a court shall refuse to enforce any of the other separate covenants deemed included in that paragraph, then such unenforceable covenant shall be amended to relate such lesser period or geographical area as shall be enforceable or, if deemed appropriate by such court, deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced. In the event Employer should bring any legal action or other proceeding against Employee for enforcement of Sections 7, 8 or 9, the calculation of the one (1) year period shall not include the period of time commencing with the filing of legal action or other proceeding to enforce Sections 7, 8 or 9 through the date of final judgment or final resolution, including all appeals, if any, or such legal action or other proceedings.

         11.      INJUNCTION

         It is recognized and hereby acknowledged by the parties hereto that a breach by the Employee of any of the covenants contained in Section 6,7,8 and 9 of this Agreement may cause irreparable harm and damage to the Employer, the monetary amount of which may be virtually impossible to ascertain. As a result, the Employee recognizes and hereby acknowledges that the Employer may be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in Sections 6,7,8 and 9 of this Agreement by the Employee, his employees, associates, partners or agents, either directly or indirectly, and that such right to injunction may be cumulative and in addition to whatever other remedies the Employer may possess.


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         12.      DAMAGES

         Nothing contained herein shall be construed to prevent the Employer or the Employee from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach or violation of any term or provision of this Agreement. In the event that either party hereto brings suit for the collection of any damages resulting from, or the injunction of any action constituting a breach or violation of any of the terms or provisions of this Agreement, then the party found to have caused damage to the other shall pay all reasonable court costs and attorneys' fees of the damaged party.


         13.      DEATH OF EMPLOYEE

         In the event of Employee's death during the term of this Agreement, this Agreement shall terminate immediately and Employee's legal representative shall be entitled to receive the compensation due Employee, if any through the last day of the two calendar months in which is death shall have occurred.

         14.      NOTICE

         Unless otherwise specifically provided herein, notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by certified mail, return receipt requested, to the residence of the Employee, or if sent to the principal place of business of the Employer, as the case may be and as the circumstances may require.

         15.      SUBSIDIARIES AND AFFILIATES

         All references herein to the Employer shall include the Company's subsidiaries and affiliates.

         16.      SURVIVAL

         Notwithstanding anything to the contrary herein, the provisions of Sections 4, 5, 6, 7, 8, 9, 10, 11, 12, 15, 16 and 17 shall survive and remain in effect in accordance with their respective terms in the event this Agreement or any portion hereof is terminated.

         17.      WAIVERS

         The failure or delay of the Employer at any time to require performance by the Employee of any provision of this Agreement, even if known, shall not affect the right of the Employer to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by the Employer of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such right, power or remedy under this Agreement. No notice to or demand on the Employee in any case,

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shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         18.      SPECIFIC PERFORMANCE

         The Employee acknowledges that damages at law would be an inadequate remedy for any breach or threatened breach of this Agreement by the Employee or any provision of this Agreement. Accordingly, the Employer shall be entitled, in addition to all other rights or remedies, to injunctions restraining such breach, without being required to show any actual damage or to post any bond or other security.

         19.      REMEDIES CUMULATIVE

         No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise hereof.

         20.      MISCELLANEOUS PROVISIONS

                  (a) Governing Law and Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. Venue of all proceedings in connection with this Agreement shall be in the state and federal courts in New York County, New York.

                  (b) Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

                  (c) Binding Effect. This Agreement shall be binding upon and shall operate for the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

                  (d) Attorney's Fees. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the prevailing party shall be awarded a reasonable attorneys' fee, which shall include a reasonable attorneys' fee for any appellate proceedings, expenses, including any accounting expenses, and costs, from the other party hereto if such party was an adverse party to such litigation.

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                  (e) Severability. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

                  (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the first paragraph of this Agreement above.




WITNESSES:                                      THE EMPLOYER:

                                                Saleoutlet. Com,
________________________                        a Nevada corporation


                                                By: /s/ Jefferson Barr
                                                ----------------------------
                                                        Jefferson Barr


                                                THE EMPLOYEE:

                                                /s/  Michael Aronowitz
------------------------                        ----------------------------
                                                     Michael Aronowitz


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